Table
of Contents
Coronado Global Resources Inc.
Form 10-Q March 31, 2026
1
EXHIBIT 31.1
CERTIFICATION
I, Garold Spindler,
certify that:
1. I have reviewed this quarterly report on Form 10-Q
of Coronado Global Resources Inc.;
2. Based on my
knowledge, this report
does not contain
any untrue statement
of a material fact
or omit to state
a
material
fact
necessary
to
make
the
statements
made,
in
light
of
the
circumstances
under
which
such
statements were made, not misleading with respect to the period covered by this report;
3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in
all material
respects the
financial condition,
results of
operations and
cash flows
of the
registrant as
of, and for, the periods presented
in this report;
4. The
registrant’s other certifying
officer and I
are responsible
for establishing and
maintaining disclosure
controls
and procedures (as defined in Exchange Act Rules 13a-15(e)
and 15d-15(e)) for the registrant and have:
(a) designed
such
disclosure
controls
and
procedures,
or
caused
such
disclosure
controls
and
procedures
to
be
designed
under
our
supervision,
to
ensure
that
material
information
relating
to
the
registrant, including
its consolidated
subsidiaries, is
made known
to us
by others
within those
entities,
particularly during the period in which this report is being prepared;
(b) designed such internal control
over financial reporting, or
caused such internal control
over financial
reporting to be designed under our
supervision, to provide reasonable assurance regarding the reliability of financial reporting
and the preparation
of financial statements
for external purposes in
accordance with
generally accepted accounting principles;
(c) evaluated the
effectiveness
of the
registrant’s
disclosure controls
and procedures
and presented
in
this report our
conclusions about
the effectiveness
of the disclosure
controls and
procedures, as of
the
end of the period covered by this report based on such
evaluation; and
(d) disclosed
in
this
report
any
change
in
the
registrant’s
internal
control
over
financial
reporting
that
occurred during the
registrant’s most recent fiscal
quarter (the registrant’s fourth
fiscal quarter in
the case
of an
annual report) that
has materially affected,
or is reasonably
likely to materially
affect, the registrant’s
internal control over financial reporting; and
5. The registrant’s other certifying officer(s) and I have
disclosed, based on our most
recent evaluation of internal
control over
financial reporting,
to the
registrant’s
auditors and
the audit
committee of
the registrant’s
board of
directors (or persons performing the equivalent functions):
(a) All significant deficiencies and material weaknesses in
the design or operation of internal
control over
financial
reporting
which
are
reasonably
likely
to
adversely
affect
the
registrant’s
ability
to
record,
process, summarize and report financial information; and
(b) Any
fraud,
whether
or
not
material,
that
involves
management
or
other
employees
who
have
a
significant role in the registrant’s internal control over financial reporting.
Date: May 11, 2026. /s/ Garold Spindler
Garold Spindler
Director and Interim Chief Executive Officer